UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 15, 2022

TORRID HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40571	84-3517567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
18501 East San Jose Avenue
City of Industry, California 91748
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (626) 667-1002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CURV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
The board of directors of Torrid Holdings Inc. (the “Company”) has scheduled its 2022 annual meeting of stockholders for June 2, 2022 (the “Annual Meeting”). Because the Annual Meeting will be held more than 30 days before the anniversary date of the Company’s last annual meeting of stockholders, which pursuant to the Company’s Amended and Restated Bylaws (the “Bylaws”), was deemed to have been held on July 13, 2021, the Company has set a deadline of March 25, 2022 for the receipt of any stockholder proposals for inclusion in the proxy materials to be distributed in connection with the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which the Company believes to be a reasonable time before it expects to begin to print and distribute its proxy materials for the Annual Meeting. Any Exchange Act Rule 14a-8 proposal received after this date will be considered untimely. Stockholders should send any such proposal to the Company’s General Counsel and Secretary at Torrid Holdings Inc., 18501 East San Jose Avenue, City of Industry, California 91748, and such proposal must comply with all applicable requirements set forth in the rules and regulations of the Securities and Exchange Commission, including Exchange Act Rule 14a-8, and the Bylaws in order to be eligible for inclusion in the Company’s proxy materials for the Annual Meeting.
Pursuant to the Bylaws, any stockholder seeking to raise a proposal outside the processes of Exchange Act Rule 14a-8 or make a nomination for consideration at the Annual Meeting, but not included in the proxy materials for the Annual Meeting, must comply with the requirements of the Bylaws, including by delivering notice of their proposal or nomination to the Company’s General Counsel and Secretary at Torrid Holdings Inc., 18501 East San Jose Avenue, City of Industry, California 91748, no later than 5:00 p.m., Pacific time, on March 25, 2022. Any proposal or nomination received after such date will be considered untimely and will not be considered at the Annual Meeting.
An adjournment, rescheduling or postponement of the Annual Meeting date, or any announcement of such action, will not commence a new time period (or extend any time period) for giving such notice under the Bylaws or submitting a proposal pursuant to Exchange Act Rule 14a-8.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORRID HOLDINGS INC.

	By:	/s/ George Wehlitz
	Name:	George Wehlitz
	Title:	Chief Financial Officer
Date: March 15, 2022
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